Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability of the Company to successfully implement its acquisition strategy, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Measures

This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company's management uses these non-GAAP financial measures in their analysis of the company's performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Important Additional Information and Where to Find It

Merger with First Texas BHC, Inc.

In connection with the proposed merger with First Texas BHC, Inc. ("First Texas"), Simmons First National Corporation ("SFNC") will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of First Texas and SFNC, and a prospectus of SFNC, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SFNC AND FIRST TEXAS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SFNC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about SFNC and First Texas, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by SFNC. You will also be able to obtain these documents, when they are filed, free of charge, from SFNC at www.simmonsbank.com under the heading "Investor Relations". Copies of the joint proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: J. Burton Hicks, Investor Relations Officer, Telephone: (870) 541-1000 or to First Texas BHC, Inc., 2200 West 7th Street, Suite 112, Fort Worth, TX 76107, Attention: Lisanne Davidson, Telephone: (817) 298-5610.

SFNC, First Texas, and certain of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SFNC, and their respective ownership of SFNC common stock, is set forth in the proxy statement for SFNC's 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2016. Additional information regarding all of the participants in the solicitation may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Merger with Southwest Bancorp, Inc.

In connection with the proposed merger with Southwest Bancorp, Inc. ("Southwest"), SFNC will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Southwest and SFNC, and a prospectus of SFNC, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SOUTHWEST AND SFNC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SFNC AND/OR SOUTHWEST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about SFNC and Southwest, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by SFNC or Southwest. You will also be able to obtain these documents, when they are filed, free of charge, from SFNC at www.simmonsbank.com under the heading "Investor Relations." Copies of the joint proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: J. Burton Hicks, Investor Relations Officer, Telephone: (870) 541-1000 or to Southwest Bancorp, Inc., 608 South Main Street, Stillwater, Oklahoma 74074, Attention: Joe Shockley, CFO or Rusty LaForge, EVP, General Counsel & Investor Relations, Telephone: (405) 742-1800.

SFNC, Southwest, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the SFNC and Southwest, respectively, in connection with the proposed merger. Information about the directors and executive officers of SFNC and Southwest, and their respective ownership of SFNC's common stock and Southwest's common stock is set forth in the proxy statement for SFNC's 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2016, and in the proxy statement for Southwest's 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 7, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Important Additional Information and Where to Find It

Merger with Hardeman County Investment Company, Inc.

In connection with the proposed merger with Hardeman County Investment Company, Inc. ("Hardeman"), SFNC will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Hardeman and a prospectus of SFNC, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF HARDEMAN ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SFNC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about SFNC, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by SFNC. You will also be able to obtain these documents, when they are filed, free of charge, from SFNC at www.simmonsbank.com under the heading "Investor Relations". Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: J. Burton Hicks, Investor Relations Officer, Telephone: (870) 541-1000 or to Hardeman County Investment Company, Inc., 1862 Highway 45, Jackson, Tennessee, Attention: C. Hunter Simmons, Telephone: (866) 658-5219.

Hardeman and its directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Company Profile


Kansas
Missouri
Arkansas
Tennessee

- **Ticker: SFNC**
- **$8.4 Billion** Total Assets
- **$1.9 Billion** Market Cap
- **4 State Footprint**
- **Since 1903**

- **History of strong asset quality**
- **Excellent non-interest income** (non-banking business units)
- **Converted from a National Charter to a State Charter** (Fed Member Bank) *(March 2016)*
- **Ranked 12th Best Performing Regional Bank in U.S.** (1)
- **Ranked 39th in the U.S. on ABA's list of Top 100 Farm Lenders** (2)
- **Ranked 40th in the U.S. on SBA's list of Top 100 SBA Lenders** (3)

(1) Source: SNL Financial's list of the Best Performing Regional Banks in U.S. for 2015
(2) Source: American Bankers Association's list of the Top 100 Farm Lender Ranked by Dollar Volume (as of 6/30/16)
(3) Source: U.S. Small Business Administration's list of the Top 100 SBA Lenders Ranked by Number of Loans (as of 9/30/16)

Company Footprint and Regional Structure


Kansas
Missouri
Arkansas
Tennessee
1
2
3

1 Arkansas Region
- Loans $2.4B
- Deposits $3.7B

2 Missouri/Kansas Region
- Loans $1.3B
- Deposits $1.1B

3 Tennessee Region
- Loans $1.4B
- Deposits $1.6B

Non-Banking Business Units

Simmons First Credit Cards

- $185 million nationwide credit card portfolio
- Loan yield (including fees) over 13.4%.
- History of excellent credit quality

Simmons First Mortgage

- ~$660 million mortgage originations
- ~65% purchase vs. 35% refinance

Simmons Wealth Management

TRUST

- $4.3 billion in trust assets ($2.5 billion AUM)
- Profit margin ~ 37%
- Growing investment management business.

INVESTMENTS

- Retail Group - $1.1 billion in assets under management

INSURANCE

- Middle Market Property & Casualty Commercial Clients
- Employee benefits division
- 8 offices

Financial Highlights

2016 (YTD) Results	2015 Earnings	2016 Earnings	Change $	Change %	2015 EPS	2016 EPS	Change $	Change %
GAAP Results	$74.1	$96.8	$22.7	30.6%	$2.63	$3.13	$0.50	19.0%
Non-core items	15.5	4.6	(10.9)		0.55	0.15	(0.40)	
Non-GAAP Core Results	$89.6	$101.4	$11.8	13.2%	$3.18	$3.28	$0.10	3.1%
ROA	1.03%	1.25%						
Core ROA	1.25%	1.31%						
ROTCE	12.53%	13.92%						
Core ROTCE	15.05%	14.56%						
Efficiency Ratio (1)	59.0%	56.3%						
NIM	4.55%	4.19%						
Core NIM	3.82%	3.83%						

Q4-2016 (QTD) Results	Q4-15 Earnings	Q4-16 Earnings	Change $	Change %	Q4-15 EPS	Q4-16 EPS	Change $	Change %
GAAP Results	$23.8	$27.0	$3.2	13.4%	$0.78	$0.85	$0.07	9.0%
Non-core items	2.1	1.8	(0.3)		0.08	0.06	(0.02)	
Non-GAAP Core Results	$25.9	$28.8	$2.9	11.2%	$0.86	$0.91	$0.05	5.8%
ROA	1.25%	1.29%						
Core ROA	1.36%	1.38%						
ROTCE	14.62%	14.71%						
Core ROTCE	15.89%	15.65%						
Efficiency Ratio (1)	59.3%	55.5%						
NIM	4.53%	4.12%						
Core NIM	3.87%	3.76%						

(1) The efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items. See Appendix for non-GAAP reconciliations.

NOTE: Core excludes non-core income and expense items (e.g. merger related cost and branch rightsizing cost). Core NIM excludes interest purchase accounting interest accretion. **Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations.**

EPS = Diluted Earnings per Share

SFNC: Performance Trends

ROA (%)



GAAP
Core
1.40
1.20
1.00
0.80
0.60
0.40
0.77
0.76
0.83
0.81
0.64
0.77
0.80
0.86
1.03
1.25
1.25
1.31
2011
2012
2013
2014
2015
2016

ROTCE (%)



GAAP
Core
16.00
14.00
12.00
10.00
8.00
6.00
4.00
7.54
7.43
8.05
7.81
6.36
7.54
10.99
11.89
12.53
15.05
13.92
14.56
2011
2012
2013
2014
2015
2016

Efficiency Ratio (%) (1)



75
70
65
60
55
50
67.8
70.1
71.2
67.2
59.0
56.3
2011
2012
2013
2014
2015
2016

Diluted EPS ($)



GAAP
Core
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1.47
1.45
1.64
1.59
1.42
1.69
2.11
2.29
2.63
3.18
3.13
3.28
2011
2012
2013
2014
2015
2016

(1) The efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items. See Appendix for non-GAAP reconciliations.

NOTE: Core excludes non-core income and expense items (e.g. merger related cost and branch rightsizing cost). Core NIM excludes interest purchase accounting interest accretion. **Core results are non-GAAP measurements. See Appendix for non-GAAP reconciliations.**

Loan Portfolio

State	Total Loans	% of Total
AR	$2.4B	43%
TN	$1.4B	25%
MO\KS	$1.3B	23%
Other [1]	$0.5B	9%

Re-pricing	% of Total
Variable, Adjustable or Fixed < 1 YR Maturity	37%
Fixed Rate	63%

CRE-Loans	% of Total
Owner Occupied	37%
Non-owner Occupied	63%

Total Loan Portfolio
$5.6 billion

December 31, 2016



Agricultural 3%
Credit Card 3%
Consumer 7%
Construction 7%
Commercial 13%
Single-Family Residential 23%
Commercial Real Estate 44%

(1) Includes credit card, indirect, & equipment finance (nationwide)

Loan Growth

$ in millions	Year-over-Year Growth				Linked Quarter Growth			
	2015	2016	$ Change	% Change	Q3 2016	Q4 2016	$ Change	% Change
Legacy Loans *(includes acquired migrated)*	$3,246	$4,327	$1,081	33.3%	$3,943	$4,327	$384	9.7%
Acquired Loans, net of discounts	1,673	1,307	(366)	(21.9%)	1,459	1,307	(152)	(10.4%)
Total Loans, net of discounts	**$4,919**	**$5,634**	**$715**	**14.5%**	**$5,402**	**$5,634**	**$232**	**4.3%**

Note: Q4 linked quarter loan growth includes the normal seasonal impact of a net decrease in the agricultural (-$53 million) and credit card (+$10 million) portfolios totaling $43 million.

Seasonal balance fluctuations in row crop lending of approximately $85 million occur in the agricultural loan portfolio. The row crop balance peaks during the third quarter and reaches its low point in January of each year.

Credit Quality: Legacy Loan Portfolio *(Excludes acquired loans)*

"Great Recession" (2008–2010)

Data in %	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
NPL – SFNC	**0.60**	**0.81**	**1.35**	**1.98**	**1.74**	**1.42**	**1.07**	**0.74**	**0.68**	**1.16**
NPL – All US Banks (1)	*0.93*	*2.19*	*4.41*	*4.15*	*4.11*	*3.36*	*2.67*	*2.07*	*1.71*	*1.64*
NPA – SFNC	**0.51**	**0.64**	**1.12**	**1.71**	**1.52**	**1.61**	**1.91**	**1.30**	**0.89**	**0.93**
NPA – All US Banks (1)	*0.90*	*1.96*	*3.81*	*3.69*	*3.53*	*2.91*	*2.30*	*1.72*	*1.40*	*1.27*
Net Charge-offs – SFNC	**0.23**	**0.43**	**0.59**	**0.71**	**0.49**	**0.40**	**0.27**	**0.30**	**0.24**	**0.40**
Net Charge-offs – SFNC (2)	**0.16**	**0.30**	**0.38**	**0.52**	**0.30**	**0.26**	**0.15**	**0.20**	**0.16**	**0.35**
Net Charge-offs – All US Banks (1)	*0.62*	*1.34*	*2.67*	*2.67*	*1.64*	*1.12*	*0.70*	*0.49*	*0.43*	*0.45*

(1) Source: SNL Financial – all U.S. Commercial Banks [2016 as of 9/30/16]
(2) Excluding Credit Card net charge-offs

Credit Quality: Credit Card Portfolio


History of Strong Asset Quality
(Net Charge-offs)
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Net Charge-off %
2008 "The Great Recession"
10.5%
2001 Recession
6.6%
*
1991 Recession
4.9%
*
2.1%
2.6%
1.3%
3.1%
1.3%
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2016
SFNC
Industry

* Federal bankruptcy reform impacted charge-offs in 2005

Credit Quality: Loan and Credit Coverage

$ in millions	Actual 12/31/16	Coverage
Legacy Loan Portfolio	**4,327**	
Allowance for Loan Loss	(36.3)	0.84%
Loans acquired	**1,342**	
Loan discount/acquired ALLL	(36.4)	2.71%
Total Loans, before discounts	**5,669**	
Total allowance for loan loss and loan discount	(72.7)	1.28%

Acquired Loan Migration Note: Upon acquisition of a portfolio, all loans are considered acquired and have a credit mark (loan discount) in place to cover potential exposure. When an acquired loan is renewed or otherwise is re-underwritten for a formal modification or change in terms, the loan is then considered as a legacy credit (migrated loan) and is expected to conform to current policy guidelines. Acquired loans that convert to the legacy portfolio are considered to be of acceptable risk to the bank and are then subject to ALLL methodology. Migrated loans are considered to be of good quality, and represent only those loans which are deemed to be acceptable credit risk. As with newly originated loans, acceptable credit risk loans require a lower ALLL allocation than those with a higher level of risk. Therefore, our ALLL to total loans ratio has declined, as the quality of loans subject to our ALLL methodology has improved. When acquired loan credit mark is included, our total coverage ratio remains over 1.25%. Acquired impaired loans remain in the acquired pools for the life of the loan, regardless of renewal or modification status.

Acquisitions since 2013

$ in millions

Bank	Announced	Closed	System Conversion	Total Assets	Trust Assets Under Mgmt.	Purchase Price (1)	Price/ Earnings (1)	Price/ Book Value (1)	Price/ Tangible Book Value (1)	Estimated Cost Savings
Metropolitan National Bank	Sep-13	Nov-13	Mar-14	$920	$370	$54	(2)	86%	87%	40%
Delta Trust & Bank	Mar-14	Aug-14	Oct-14	$420	$815	$66	15.6X	161%	165%	35%
First State Bank	May-14	Feb-15	Sep-15	$1,915	----	$243	11.9X	176%	180%	20%
Liberty Bank	May-14	Feb-15	Apr-15	$1,065	----	$207	13.2X	204%	212%	25%
Trust Company of the Ozarks	Apr-15	Oct-15	Jan-16	$15	$1,000	$24			----	15%
Citizens National Bank	May-16	Sep-16	Oct-16	$585	$200	$77	16.2X	127%	127%	25%
Hardeman County Investments	Nov-16	Pending	TBD	$462	----	$75	18.4X	140%	179%	30%
Southwest Bancorp, Inc (OKSB)	Dec-16	Pending	TBD	$2,468	----	$568	28.9X	200%	212%	35%
First Texas BHC, Inc.	Jan-17	Pending	TBD	$2,019	$430	$462	26.1X	208%	250%	32%

(1) Deal ratios as of announcement date (Source: SNL Financial)
(2) Metropolitan was acquired from Section 363 Bankruptcy

Pro Forma Franchise Footprint

Pro Forma branch count = Simmons Bank (includes First South Bank), Bank SNB and Southwest Bank

Pro Forma Branches	
Arkansas	80
Tennessee	49
Texas	21
Oklahoma	19
Missouri	28
Kansas	7
Colorado	3
Total	**206**



SFNC (159)
OKSB (31)
SWB (16)
IOWA
NEBRASKA
ILLINOIS
INDIANA
OHIO
COLORADO
KANSAS
MISSOURI
KENTUCKY
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
NEW MEXICO
TEXAS
LOUISIANA
ALABAMA
GEORGIA
SOUTH CA
Denver
Santa Fe
Amarillo
Oklahoma Ci
Wichita
Topeka
Des Moines
Cedar Rapids
Indianapolis
Evansville
Frankfort
Columbus
Washington
Charlotte
Atlanta
Birmingham
Tallahassee
Tampa
Lubbock
Fort Worth
Dallas
Austin
San Antonio
Houston
Laredo
Ciudad Juárez

Source: SNL Financial
Note: FDIC deposit data as of 6/30/16

Attractive & Diverse Regional Footprint

Southwest

- Footprint concentrated in high growth metropolitan areas
  - Deposit market share rank of #10 in OK
  - Deposit market share rank of #19 in DFW
- 50 branches with ~$3.4 billion total deposits
- Ongoing consolidation opportunities
- Commercial lending focus



SFNC (3)
OKSB (31)
SWB (16)
COLORADO
KANSAS
TEXAS
Denver
Wichita
Amarillo
Oklahoma C
Fort Worth
Dallas
Austin
San Antonio
Laredo

Missouri and Arkansas

- Stable core deposit markets
  - Deposit market share rank of #21 in MO
  - Deposit market share rank of #6 in AR
- 107 branches with ~$4.7 billion total deposits
- Strong organic growth in St. Louis & Kansas City
- Community banking focus



SFNC (107)
MISSOURI
Quincy
Kansas City
Springfield
Paragould
Memphis
Texarkana

Tennessee

- Strong presence stretching across Tennessee
  - Deposit market share rank of #10 in TN
- 49 branches with ~$2.3 billion total deposits (1)
- Community banking focus
- Commercial lending opportunity in Nashville & Knoxville



SFNC (49)(1)

(1) Includes pro forma branches of First South Bank

Source: SNL Financial
Note: FDIC deposit data as of 6/30/16

Complementary Lines of Business and Future Expansion

Lines of Business	Simmons First National Corporation	Southwest Bancorp, Inc.	Southwest Bank
Mortgage Banking	✓	✓	✓
Wealth Management & Trust	✓		✓
Treasury Services	✓	✓	✓
SBA Lending Team	✓		✓
Insurance	✓		
Credit Cards	✓	✓	✓
Equipment Finance	✓	✓	✓
Mortgage Warehouse			✓
Healthcare Lending		✓	

Proven Acquirer and Integrator

Recent Acquisitions				
2013	**2014**	**2015**	**2016**	**2017** (1)
$0.9B Metropolitan *Central AR* *(363 Bankruptcy)*	$0.4B Delta *Arkansas*	$1.1B Liberty *Springfield, MO*	$0.6B Citizens National *East Tennessee*	$0.5B First South *West Tennessee*
		$1.9B First State *Tennessee*		$2.5B OKSB *OK, TX, KS & CO*
		$1.0B AUM *Trust Co. of the Ozarks* *Missouri*		$2.0B SWB *TX (DFW MSA)*

Acquisitions since 1990:



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
American Bancshares of Arkansas, Inc.
December 9, 1998
AmericanStateBank
Lincoln Bankshares Inc.
January 15, 1999
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
October 19, 2012
EXCEL
TCO
LIBERTY
February 27, 2015
August 31, 2014
FIRST SOUTH BANK
Q1 2017 Expected
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
Financial Centers: 6
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
CommunityBank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015
Q3 2017 Expected
bankSNB
Q3 2017 Expected
Southwest Bank
CITIZENS NATIONAL BANK
September 9, 2016

Acquisition Summary

- Pro forma assets of $13.5 billion(1)
- $4.6 billion asset franchise in high growth Southwest markets throughout Texas, Oklahoma and Colorado
- Significantly enhances organic growth profile and expands future M&A opportunities
- Expected to be accretive to earnings per share within the first full year, while retaining strong capital position
- Integration experience and retention of local management helps achieve low execution risk
- We remain well-positioned for future opportunities

(1) Pro forma assets includes acquisition of Hardeman County Investment Company, OKSB and SWB

$10 Billion Threshold (Dodd-Frank potential impact)

DFAST (Dodd-Frank Stress Test Act)

As part of the Dodd-Frank financial reform legislation in 2010, financial institution's with total consolidated assets of more than $10 billion are required to conduct an annual stress test. SFNC is well underway in the preparation for the DFAST requirements. A GAP analysis has been prepared, the Audit and Compliance Groups have been strengthened, and the Company is preparing to invest in IT system requirements. SFNC's expected reporting timeline is:

• "As-of" date for first stress test	December 31, 2019
• First stress test reporting date	July 31, 2020
• First public disclosure	October 15-31, 2020

Durbin Amendment

The Durbin amendment, passed as part of the Dodd-Frank, required the Federal Reserve to limit fees charged to retailers for debit card processing. For financial institution's with total of $10 billion or more as of December 31st, the debit card fees are reduced beginning on July 1st of the following year. Due to the acquisition of OKSB, SFNC expects to exceed the $10 billion threshold on December 31, 2017. The effective date for the impact of the Durbin Amendment is expected to be July 1, 2018. SFNC's estimated reduction in debit card fees per year is:

• 2017	$0
• 2018	$3.8million after-tax, or $0.08 per share (1)
• 2019	$7.5 million after-tax, or $0.16 per share (1)

(1) Pro forma shares outstanding of approximately 46 million, which includes the acquisition of Hardeman County Investment Company, OKSB and First Texas BHC

Consistent Dividend History

108 Consecutive Years

Current Dividend Yield (1) 1.5%
Dividend Payout Ratio
- -GAAP Earnings 30%
- -Core Earnings(2) 29%



Dividend per share
$1.00
$0.80
$0.60
$0.40
$0.20
$0.28
$0.32
$0.36
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
$0.96
'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

(1) Based on 12/31/16 closing stock price of $62.15
(2) Core EPS of $3.28 as of 12/31/16, excludes non-core income and expense items and is a non-GAAP measurement. See Appendix for non-GAAP reconciliations.

1 Year Total Shareholder Return

(Dividends + Stock Appreciation)

1/1/16 – 12/31/16


SFNC 23%
SNL Mid Cap U.S. Bank Index 39%
Total Return (%)
50
35
20
5
-10
-25
Dec-2015
Mar-2016
Jun-2016
Sep-2016
Dec-2016
SFNC
SNL Mid Cap Bank

Source: SNL Financial

Stock Price $62.15 as of 12/31/16

3 Year Total Shareholder Return

(Dividends + Stock Appreciation) ***1/1/13 – 12/31/16***



SFNC 78%
SNL Mid Cap U.S. Bank Index 52%
100
80
60
40
20
0
-20
Total Return (%)
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
SFNC
SNL Mid Cap Bank

Long-term Shareholder Return

(Dividends + Stock Appreciation) ***Pre-economic downturn 12/31/07 – 12/31/16***



SFNC +197%
SNL Mid Cap U.S. Bank Index +15%
Total Return (%)
250
200
150
100
50
0
-50
-100
Dec-2007
Dec-2008
Dec-2009
Dec-2010
Dec-2011
Dec-2012
Dec-2013
Dec-2014
Dec-2015
Dec-2016
SFNC
SNL Mid Cap Bank

Source: SNL Financial

Stock Price $62.15 as of 12/31/16

Investment Profile

	SFNC
Market Data as of 12/31/16	
Stock Price	**$62.15**
52 week price range	**$38.30 - $67.00**
Common Shares Outstanding	**31.3 million**
Market Capitalization	**$1.9 billion**
% Institutional Ownership	**49%**
Valuation & Per Share Data	
Price / LTM EPS *(as of 12/31/16)*	**19.9x**
Price / LTM Core EPS *(as of 12/31/16)* (1)	**19.0x**
Price / 2017 Consensus EPS (2)	**17.7x**
Price / 2018 Consensus EPS (2)	**15.3x**
Price / Book Value	**1.7x**
Price / Tangible Book Value	**2.6x**

(1) LTM Core EPS excludes non-core income and expense items and is a non-GAAP measurement. See Appendix for non-GAAP reconciliations.
(2) Based upon the Company's five analyst consensus EPS of $3.51 for 2017 and $4.06 for 2018, as 2/1/17

Strategic Focus

- "Table Stakes"
  - Asset Quality
  - Regulatory Compliance
- Internal revenue opportunities
- Efficiency initiatives
- Branding in new markets and product enhancement
- $10 billion threshold
- Acquisitions
  - Traditional banking – enhance current footprint and consider expanding into adjoining states (inside-out strategy)
  - Non-banking – trust, investments, insurance and credit card

Why Simmons First?

- **Multiple paths to potential above-average earnings growth**
  - M&A accretion, cost savings and revenue enhancements
  - Continued efficiency initiatives
  - Organic legacy loan growth
- **Experienced and deep management**
- **Exceptional balance sheet**
- **Consistent historical earnings performance**
- **Attractive dividend yield and total shareholder return**

Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

SUPPLEMENTAL INFORMATION

Financial Impact of Recent Acquisitions

		Southwest Region Expansion		
		OKSB	**SWB**	**Pro Forma**
Estimated GAAP[1] EPS Impact	2017:	~(5%)	~(2%)	~(7%)
	2018 (partial year of cost savings):	~+4%	~+5%	~+7%
	2019 and thereafter:	~+6%	~+7%	~+13%
Estimated Core[2] EPS Impact	2017:	Neutral	Neutral	Neutral
	2018 (partial year of cost savings):	~+4%	~+5%	~+7%
	2019 and thereafter:	~+6%	~+7%	~+13%
Estimated TBVPS Impact	Initial TBVPS dilution:	~(2)%	~(4.5)%	~(5.3)%
	TBVPS Earn back period:	Less than 2.5 years	~3.75 years	~3.0 Years
	Deal value paid in the form of cash:	17%	15%	

Key Regulatory Capital Ratios *(as of 9/30/16)*	**SFNC**	**Hardeman** *(pending)* [3]	**OKSB** *(announced)* [3]	**SWB** *(announced)* [3]	**Pro Forma at Close** [4]
TCE/TA	9.5%	10.7%	10.9%	9.3%	**8.4%**
Tier 1 Leverage Ratio	11.6%	10.1%	13.1%	10.1%	**9.9%**
Tier 1 Risk-based Capital Ratio	14.9%	15.2%	14.0%	10.2%	**11.9%**
Total Risk-based Capital Ratio	15.5%	15.9%	15.2%	12.2%	**12.3%**
CRE / Total Risk-based Capital	150%	133%	228%	364%	**221%**

(1) 2017 GAAP EPS includes estimated merger related cost
(2) 2017 Core EPS excludes estimated merger related cost
(3) Source: SNL Financial
(4) Pro forma financial impact includes acquisition of Hardeman County Investment Company, OKSB and SWB

Overview of SWB

SWB Footprint



Van Alstyne
Alvord
Greenwood
Sanger
Pilot Point
Anna
Celina
Aubrey
Melissa
Decatur
Stony
Denton
Prosper
McKinney
Corinth
Frisco
Boyd
Justin
The Colony
Allen
Lewisville
Plano
Wylie
Trophy Club
Carrollton
Eagle Mountain
Keller
Grapevine
Garland
Rockwall
Azle
University Park
Rowlett
Lakeside
Bedford
Irving
Dallas
Mesquite
Grand Prairie
Forest Hill
Duncanville
Seagoville
DeSoto
Combine
Mansfield
Cedar Hill
Lancaster
Joshua
Midlothian
Alvarado
Palmer
Waxahachie
Cleburne
Ennis
Byrd
Itasca
Italy
First Texas (16)

Overview

- Founded in 1963
- Headquartered in Fort Worth, Texas
- Operates 16 branches in the Dallas / Fort Worth Metroplex
- Offers personal and business banking, wealth management and mortgage services

Financial Highlights

Headquarters	Fort Worth, TX
Year Established	1963
Branches	16
CEO	Vernon Bryant
Total Assets	$ 2,018,711
Total Loans & Leases (Incl. HFS)	1,758,879
Total Deposits	1,514,579
Loans / Deposits	116.1%
% Core Deposits	94.7%
ROAA	1.09%
ROAE	9.60%
ROATCE	11.58%
Net Interest Margin	3.86%
Efficiency Ratio	59.8%
NPAs / Assets	0.14%
NPAs / Loans + REO	0.16%
C&D Concentration	106.1%
CRE Concentration	363.6%

Dollars in thousands
Source: SNL Financial
Data as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000

Overview of OKSB

OKSB Footprint



COLORADO
KANSAS
OKLAHOMA
NEW MEXICO
TEXAS
Fort Collins
Denver
Westminster
Pueblo
Kearney
Lincoln
Topeka
Overland Park
Kansas City
Garden City
Dodge City
Liberal
Santa Fe
Albuquerque
Amarillo
Altus
Clovis
Lubbock
Roswell
Alamogordo
Carlsbad
Abilene
Fort Worth
Dallas
Tyler
Odessa
San Angelo
Waco
Nacogdoches
Kerrville
San Antonio
Houston
CHIHUAHUA
Piedras Negras
Laredo
Southwest (31)

Overview

- Founded in 1894 (Bank SNB)
- Headquartered in Stillwater, OK
- Operates 31 branches throughout Colorado, Kansas, Oklahoma and Texas
- Offers commercial and consumer lending, deposit services, specialized cash management and other financial services

Financial Highlights

Total Assets	$	2,468,042
Total Gross Loans		1,880,112
Total Deposits		1,947,924
Loans / Deposits		96.1%
% Core Deposits		93.4%
ROAA		0.71%
ROAE		6.00%
ROATCE		6.38%
Net Interest Margin		3.43%
Efficiency Ratio		64.8%
NPAs / Assets		1.11%
NPAs / Loans + REO		1.46%
C&D Concentration		11.0%
CRE Concentration		43.9%

Simmons First National Corporation

Dollars in thousands
Source: SNL Financial
Data as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000

Overview of Hardeman County Investment Company, Inc.

Hardeman Footprint



Nashville
Memphis
Jackson
Clarksville
Murfreesboro
Knoxville
Chattanooga
Huntsville
Asheville
TENNESSEE

Overview

- Founded in 1903
- Headquartered in Jackson, TN
- Operates 10 branches in West Tennessee
- Insurance, investments and commercial and agricultural lending lines of business

FINANCIAL HIGHLIGHTS		
Headquarters	Jackson, TN	
Year Established	1903	
Branches	10	
CEO	C. Hunter Simmons	
Total Assets	$461,862	
Total Loans	260,384	
Deposits	372,788	
Loans / Deposits	69.8	%
% Core Deposits	85.7	
ROAA (1)	0.91	%
ROAE (1)	7.27	
ROATCE (1)	8.55	
Net Interest Margin	3.71	
Efficiency Ratio	67.7	
NPAs / Assets	0.49	%
NPAs / Loans + OREO	0.87	
Reserves / NPLs	152.2	%
Reserves / Loans	0.91	
Texas Ratio	4.5	
Tang. Com. Equity / Assets	10.68	%
Leverage Ratio	10.12	
CET1 Ratio	15.16	
Tier 1 Capital Ratio	15.16	
Total Capital Ratio	15.94	
C&D Concentration	26.2	%
CRE Concentration	124.0	

Dollars in thousands
Source: SNL Financial
Data bank level as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $100,000
(1) Tax affected at 35% to account for S-Corporation Status

Expansion into Attractive Markets

'17 – '22 Projected Population Growth (%)


Southwest Bank
10.0%
8.4%
8.1%
8.1%
6.3%
4.4%
2.3%
3.8%
1.1%
2.8%
Austin
San Antonio
D/FW
Denver
Oklahoma City
Stillwater
Wichita
USA
SFNC
SFNC Pro Forma

'17 – '22 Projected Median HHI Growth (%)


Southwest Bank
11.0%
9.6%
9.4%
7.8%
7.4%
6.1%
5.9%
7.3%
4.5%
5.8%
Oklahoma City
Stillwater
Denver
San Antonio
D/FW
Wichita
Austin
USA
SFNC
SFNC Pro Forma

Projected 2022 Median Household Income ($)


Southwest Bank
$76,838
$70,417
$68,553
$62,535
$60,767
$57,253
$44,508
$61,639
$45,615
$49,807
Denver
Austin
D/FW
Oklahoma City
San Antonio
Wichita
Stillwater
USA
SFNC
SFNC Pro Forma

Source: SNL Financial
Deposit data as of 6/30/16
SFNC demographic data deposit weighted by county

Pro Forma Loan Composition

SFNC [(1)]



7%
22%
3%
5%
15%
13%
17%
5%
14%

Loans ($000)		
Construction & Land	$383,874	7%
1-4 Family	1,224,314	22%
Home Equity Loans	174,636	3%
Multi-Family	287,070	5%
CRE - Owner-Occupied	857,724	15%
CRE - Income Producing	727,141	13%
C&I	945,526	17%
Agriculture	285,751	5%
Consumer & Other	803,704	14%
Total	$5,689,740	100%

Yield on Total Loans:	4.86%

OKSB



0% 2%
11%
9%
2%
4%
17%
27%
29%

Loans ($000)		
Construction & Land	$206,672	11%
1-4 Family	162,459	9%
Home Equity Loans	31,219	2%
Multi-Family	71,335	4%
CRE - Owner-Occupied	320,506	17%
CRE - Income Producing	500,318	27%
C&I	540,089	29%
Agriculture	1,647	0%
Consumer & Other	45,867	2%
Total	$1,880,112	100%

Yield on Total Loans:	4.48%

SWB



13%
14%
1%
12%
15%
1%
2%
10%
32%

Loans ($000)		
Construction & Land	$245,238	14%
1-4 Family	213,294	12%
Home Equity Loans	21,767	1%
Multi-Family	34,087	2%
CRE - Owner-Occupied	174,485	10%
CRE - Income Producing	560,276	32%
C&I	267,367	15%
Agriculture	22,496	1%
Consumer & Other	219,869	13%
Total	$1,758,879	100%

Yield on Total Loans:	4.78%

Pro Forma



11%
9%
3%
17%
19%
2%
4%
15%
19%

Loans ($000)		
Construction & Land	$835,784	9%
1-4 Family	1,600,067	17%
Home Equity Loans	227,622	2%
Multi-Family	392,492	4%
CRE - Owner-Occupied	1,352,715	15%
CRE - Income Producing	1,787,735	19%
C&I	1,752,982	19%
Agriculture	309,894	3%
Consumer & Other	1,069,440	11%
Total	$9,328,731	100%

Yield on Total Loans	4.77%

Dollars in thousands
Source: SNL Financial
(1) SFNC pro forma for acquisition of Hardeman County Investment Company
Data bank level as of 9/30/16

Pro Forma Deposit Composition

SFNC (1)


10%
7%
3%
11%
69%

Deposits ($000)		
Demand Deposits	$506,969	7%
NOW & Other	218,458	3%
MMDA & Savings	4,833,972	69%
Retail CDs	736,391	11%
Jumbo CDs	694,379	10%
Total Deposits	$6,990,169	100%

Cost of Total Deposits:	0.24%

OKSB


5%
1%
18%
14%
62%

Deposits ($000)		
Demand Deposits	$95,766	5%
NOW & Other	15,719	1%
MMDA & Savings	1,216,859	62%
Retail CDs	271,604	14%
Jumbo CDs	347,976	18%
Total Deposits	$1,947,924	100%

Cost of Total Deposits:	0.32%

SWB


10%
1%
28%
1%
59%

Deposits ($000)		
Demand Deposits	$430,879	28%
NOW & Other	16,113	1%
MMDA & Savings	889,642	59%
Retail CDs	20,919	1%
Jumbo CDs	157,026	10%
Total Deposits	$1,514,579	100%

Cost of Total Deposits:	0.54%

Pro Forma


11%
10%
2%
10%
66%

Deposits ($000)		
Demand Deposits	$1,033,614	10%
NOW & Other	250,290	2%
MMDA & Savings	6,940,473	66%
Retail CDs	1,028,914	10%
Jumbo CDs	1,199,381	11%
Total Deposits	$10,452,672	100%

Cost of Total Deposits:	0.30%

Dollars in thousands
Source: SNL Financial
(1) SFNC pro forma for acquisition of Hardeman County Investment Company
Data bank level as of 9/30/16

Pro Forma Deposit Composition by State

SFNC [1]



1%
14%
53%
32%

Deposits ($000)		
Arkansas	$3,697,837	53%
Tennessee	2,251,407	32%
Missouri	975,129	14%
Kansas	66,052	1%
Total Deposits	$6,990,425	100%

OKSB



7%
3%
10%
80%

Deposits ($000)		
Oklahoma	$1,540,304	80%
Texas	190,474	10%
Colorado	49,531	3%
Kansas	133,786	7%
Total Deposits	$1,914,095	100%

SWB



100%

Deposits ($000)		
Texas	$1,416,303	100%
Texas	$1,416,303	100%

Pro Forma



0%
16%
36%
15%
2%
9%
22%

Deposits ($000)		
Arkansas	$3,697,837	36%
Tennessee	2,251,407	22%
Missouri	975,129	9%
Kansas	199,838	2%
Oklahoma	1,540,304	15%
Texas	1,606,777	16%
Colorado	49,531	0%
Total	$10,320,823	100%

Simmons First National Corporation

Dollars in thousands
Source: SNL Financial
(1) SFNC pro forma for acquisition of Hardeman County Investment Company
Note: FDIC deposit data as of 6/30/16

Stock Price Performance – 10/25/16 through 1/20/17



140%
135%
130%
125%
120%
115%
110%
105%
100%
95%
U.S. Election
11/8/16
10/25/16
11/11/16
11/28/16
12/16/16
01/02/17
01/20/17
NASDAQ Bank
23.4%
SFNC
22.2%

APPENDIX

Appendix : Non-GAAP Reconciliations

Reconciliation Of Non-GAAP Financial Measures

($ in thousands)	2011	2012	2013	2014	2015	2016	Q4-2015	Q4-2016
Calculation of ROA								
Net income available to common stockholders	$ 25,374	$ 27,684	$ 23,231	$ 35,688	$ 74,107	$ 96,790	$ 23,782	$ 26,971
Net non-core items, net of taxes, adjustment	(386)	(814)	4,381	3,019	15,515	4,619	2,131	1,780
Core earnings	$ 24,988	$ 26,870	$ 27,612	$ 38,707	$ 89,622	$ 101,409	$ 25,913	$ 28,751
Average total assets	$ 3,284,627	$ 3,336,163	$ 3,606,502	$ 4,478,101	$ 7,164,788	$ 7,760,233	$ 7,550,569	$ 8,308,458
Return on average assets	0.77%	0.83%	0.64%	0.80%	1.03%	1.25%	1.25%	1.29%
Core return on average assets (non-GAAP)	0.76%	0.81%	0.77%	0.86%	1.25%	1.31%	1.36%	1.38%
Calculation of ROTCE								
Net income available to common stockholders	$ 25,374	$ 27,684	$ 23,231	$ 35,688	$ 74,107	$ 96,790	$ 23,782	$ 26,971
Amortization of intangibles, net of taxes	537	212	365	1,203	2,972	3,611	813	932
Total income available to common stockholders	$ 25,911	$ 27,896	$ 23,596	$ 36,891	$ 77,079	$ 100,401	$ 24,595	$ 27,903
Net non-core items, net of taxes	(386)	(814)	4,381	3,019	15,515	4,619	2,131	1,780
Core earnings	24,988	26,870	27,612	38,707	89,622	101,409	25,913	28,751
Amortization of intangibles, net of taxes	537	212	365	1,203	2,972	3,611	813	932
Total core income available to common stockholders	$ 25,525	$ 27,082	$ 27,977	$ 39,910	$ 92,594	$ 105,020	$ 26,726	$ 29,683
Average common stockholders' equity	$ 406,093	$ 409,187	$ 435,918	$ 440,168	$ 938,521	$ 1,105,775	$ 1,031,710	$ 1,156,933
Total average intangibles	(62,631)	(62,499)	(64,709)	(104,498)	(323,237)	(384,684)	(364,518)	(402,243)
Average tangible common stockholders' equity	$ 343,462	$ 346,688	$ 371,209	$ 335,670	$ 615,284	$ 721,091	$ 667,192	$ 754,690
Return on average common equity	6.25%	6.77%	5.33%	8.11%	7.90%	8.75%	9.15%	9.27%
Return on tangible common equity (non-GAAP)	7.54%	8.05%	6.36%	10.99%	12.53%	13.92%	14.62%	14.71%
Core return on average common equity (non-GAAP)	6.15%	6.57%	6.33%	8.79%	9.55%	9.17%	9.96%	9.89%
Core return on tangible common equity (non-GAAP)	7.43%	7.81%	7.54%	11.89%	15.05%	14.56%	15.89%	15.65%

Appendix : Non-GAAP Reconciliations

Reconciliation Of Non-GAAP Financial Measures

Calculation of Core Earnings

	2011	2012	2013	2014	2015	2016	Q4-2015	Q4-2016
Net Income	$ 25,374	$ 27,684	$ 23,231	$ 35,688	$ 74,107	$ 96,790	$ 23,782	$ 26,971
Non-core items								
Gain on sale of MasterCard stock	(1,132)	-	-	-	-	-	-	-
Accelerated vesting on retirement agreements	-	-	-	-	2,209	-	2,209	-
Gain on sale of merchant services	-	-	-	(1,000)	-	-	-	-
Gain on sale of banking operations	-	-	-	-	(2,110)	-	-	-
Gain from early retirement of trust preferred securities	-	-	-	-	-	(594)	-	-
Loss on FDIC loss-share termination/Gain on FDIC-assisted transactions	-	(3,411)	-	-	7,476	-	-	-
Merger-related costs	357	1,896	6,376	7,470	13,760	4,835	1,237	2,846
Change-in-control payments	-	-	-	885	-	-	-	-
Loss on sale of securities	-	-	193	-	-	-	-	-
FHLB prepayment penalties	-	175	-	-	-	-	-	-
Branch right-sizing	141	-	641	(3,059)	3,144	3,359	60	83
Charter consolidation costs	-	-	-	652	-	-	-	-
Tax effect [(1)]	248	526	(2,829)	(1,929)	(8,964)	(2,981)	(1,375)	(1,149)
Net non-core items	(386)	(814)	4,381	3,019	15,515	4,619	2,131	1,780
Diluted core earnings per share (non-GAAP)	$ 24,988	$ 26,870	$ 27,612	$ 38,707	$ 89,622	$ 101,409	$ 25,913	$ 28,751

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Appendix : Non-GAAP Reconciliations

Reconciliation Of Non-GAAP Financial Measures

Calculation of Diluted EPS	2011	2012	2013	2014	2015	2016	Q4-2015	Q4-2016
Diluted earnings per share	$ 1.47	$ 1.64	$ 1.42	$ 2.11	$ 2.63	$ 3.13	$ 0.78	$ 0.85
Non-core items								
Gain on sale of MasterCard stock	(0.07)	-	-	-	-	-	-	-
Accelerated vesting on retirement agreements	-	-	-	-	0.08	-	0.08	-
Gain on sale of merchant services	-	-	-	(0.06)	-	-	-	-
Gain on sale of banking operations	-	-	-	-	(0.07)	-	-	-
Gain from early retirement of trust preferred securities	-	-	-	-	-	(0.02)	-	-
Loss on FDIC loss-share termination/Gain on FDIC-assisted transactions	-	(0.21)	-	-	0.27	-	-	-
Merger-related costs	0.02	0.12	0.39	0.44	0.49	0.16	0.05	0.09
Change-in-control payments	-	-	-	0.05	-	-	-	-
Loss on sale of securities	-	-	0.01	-	-	-	-	-
FHLB prepayment penalties	-	0.01	-	-	-	-	-	-
Branch right-sizing	0.01	-	0.04	(0.16)	0.11	0.11	-	-
Charter consolidation costs	-	-	-	0.04	-	-	-	-
Tax effect [1]	0.02	0.03	(0.17)	(0.13)	(0.33)	(0.10)	(0.05)	(0.03)
Net non-core items	(0.02)	(0.05)	0.27	0.18	0.55	0.15	0.08	0.06
Diluted core earnings per share (non-GAAP)	$ 1.45	$ 1.59	$ 1.69	$ 2.29	$ 3.18	$ 3.28	$ 0.86	$ 0.91

Stock price as of 12/31/2016	$ 62.15
Price to LTM earnings per share	$ 19.86
Price to LTM core earnings per share	$ 18.95

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Appendix : Non-GAAP Reconciliations

Reconciliation Of Non-GAAP Financial Measures

Calculation of Efficiency Ratio	2011	2012	2013	2014	2015	2016	Q4-2015	Q4-2016
Non-interest expense	$ 114,650	$ 117,733	$ 134,812	$ 175,721	$ 256,970	$ 255,085	$ 67,806	$ 66,725
Non-core non-interest expense adjustment	(498)	(2,071)	(7,017)	(13,747)	(18,747)	(8,435)	(3,506)	(2,995)
Other real estate and foreclosure expense adjustment	(678)	(992)	(1,337)	(4,507)	(4,861)	(4,389)	(1,167)	(669)
Amortization of intangibles adjustment	(884)	(348)	(601)	(1,979)	(4,889)	(5,942)	(1,337)	(1,533)
Efficiency ratio numerator	$ 112,590	$ 114,322	$ 125,857	$ 155,488	$ 228,473	$ 236,319	$ 61,796	$ 61,528
Net-interest income	$ 108,660	$ 113,517	$ 130,850	$ 171,064	$ 278,595	$ 279,206	$ 73,751	$ 74,328
Non-interest income	53,465	48,371	40,616	62,192	94,661	139,382	28,649	36,115
Non-core non-interest income adjustment	(1,132)	(3,411)	193	(8,780)	5,731	(835)	-	(66)
Fully tax-equivalent adjustment	4,970	4,705	4,951	6,840	8,517	7,722	2,185	1,994
(Gain) loss on sale of securities	-	(2)	151	(8)	(307)	(5,848)	(305)	(1,445)
Efficiency ratio denominator	$ 165,963	$ 163,180	$ 176,761	$ 231,308	$ 387,197	$ 419,627	$ 104,280	$ 110,926
Efficiency ratio	67.84%	70.06%	71.20%	67.22%	59.01%	56.32%	59.26%	55.47%

Appendix : Non-GAAP Reconciliations

Reconciliation Of Non-GAAP Financial Measures

Calculation of Core Net Interest Margin	2015 YTD	2016 YTD	Q4-2015	Q4-2016
Net interest income	$ 278,595	$ 279,206	$ 73,751	$ 74,328
FTE adjustment	8,517	7,722	2,185	1,994
Fully tax equivalent net interest income	287,112	286,928	75,936	76,322
Total accretable yield	(46,131)	(24,257)	(11,076)	(6,552)
Core net interest income	$ 240,981	$ 262,671	$ 64,860	$ 69,770
Average earning assets	$ 6,305,966	$ 6,855,322	$ 6,652,486	$ 7,373,236
Net interest margin	4.55%	4.19%	4.53%	4.12%
Core net interest margin (non-GAAP)	3.82%	3.83%	3.87%	3.76%

Calculation of Tangible Book Value per Share	December 2016
Total common stockholders' equity	$ 1,151,111
Total intangibles	(401,464)
Tangible common stockholders' equity	$ 749,647
Shares of common stock outstanding	31,279,401
Book value per common share	$ 36.80
Tangible book value per common share (non-GAAP)	$ 23.97
Stock price as of 12/31/2016	$ 62.15
Price to tangible book value per share	$ 2.59

Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office